PROSPECTUS March 1, 2023 revised to March 23, 2023
T. ROWE PRICE
Emerging Europe Fund
TREMX TTEEX TRZEX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1	SUMMARY
Emerging Europe Fund 1
2	MORE ABOUT THE FUND

Management of the Fund 10

Closed to New Purchases 11

More Information About the Fund’s
Investment Objective(s), Strategies,
and Risks 12

Portfolio Turnover 23

Financial Highlights 24

Disclosure of Fund Portfolio Information 28

3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 29

Available Share Classes 29

Distribution and Shareholder
Servicing Fees 31

Account Service Fee 33

Policies for Opening an Account 34

Pricing of Shares and Transactions 35

Investing Directly with T. Rowe Price 37

Investing Through a Financial
Intermediary 43

General Policies Relating to Transactions 45

Contacting T. Rowe Price 52

Information on Distributions and Taxes 54

Rights Reserved by the Funds 62

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class		Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—		—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.04%[b]		1.04%[b]		1.04%[b]

Other expenses	1.63		1.53	[c]	0.76

Total annual fund operating expenses	2.67	[b]	2.57	[b]	1.80 [b]

Fee waiver/expense reimbursement	(1.26)[d]		(1.48)[c]		(1.80)[b,e]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.41	[b,d]	1.09	[b,c]	0.00 [e]

[a]					Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.
[b]					Restated to reflect current fees.
[c]

T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.05%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).

T. ROWE PRICE	2

[d]

T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.41%. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 1.41%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

[e]

T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$144	$710	$1,302	$2,910
I Class	111	658	1,232	2,794
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 65.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. For purposes of determining whether the fund invests at least 80% of its net assets in emerging European countries, the fund relies on MSCI Inc. to determine which countries are considered emerging markets and relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund considers frontier markets to be a

SUMMARY	3

subset of emerging markets, and any investments in frontier markets will be counted toward the fund’s 80% investment policy. The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets of Europe. The fund has typically invested significantly in Russia; however, the countries in which the fund expects to normally invest going forward include, but are not limited to, the following:

• Primary Emphasis: Czech Republic, Greece, Hungary, Poland, Romania, and Turkey.

• Others: Bulgaria, Croatia, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Slovakia, Slovenia, and Ukraine.

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently the MSCI Emerging Markets Europe Index).

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size.

While the adviser invests with an awareness of the adviser’s outlook for certain industries, sectors, and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. The fund may invest significantly in banks and other financial services companies. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The adviser does not emphasize either a growth or value bias in selecting investments for the fund, and generally seeks stocks that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

T. ROWE PRICE	4

Investing in Emerging Europe The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, energy crises, and public pandemics, and these events may continue to significantly affect all of Europe. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union. Emerging European countries are more susceptible to political turmoil, recession, varying market reforms, and adverse currency fluctuations as their economies continue to develop. The securities markets in some emerging European countries are substantially smaller and less established, with less government supervision and regulation of stock exchanges, and may be less liquid and more volatile than securities markets in the U.S. or developed European countries. In addition, there tends to be less information available about issuers in emerging Europe and their markets may experience limited trading volumes and reduced liquidity.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Investing in Russia Russia launched a large-scale invasion of Ukraine on February 24, 2022. The military action has resulted in sanctions and market disruptions, including significant declines in Russia’s stock markets and the value of the ruble against the U.S. dollar. In response to Russia’s invasion of Ukraine, the U.S. and other countries announced a significant package of sanctions on Russia that prohibit certain securities trades and restrict private transactions in the energy sector, asset freezes, and the prohibition of all business with certain Russian individuals and Russian companies. The Russian central bank has suspended the sales of Russian securities by non-residents of Russia on its local stock exchange. In addition, U.S. and non-U.S. exchanges have halted trading in certain depositary receipts of Russian companies. Consequently, the Russian equity market has become largely uninvestable to foreign investors,

SUMMARY	5

such as the fund, and it is uncertain when these restrictions on trading or transferring Russian securities will be reduced or eliminated.

As a result of these market events, MSCI, Inc. has removed Russian securities from its emerging markets indexes, including the MSCI Emerging Markets Europe Index, and, with the exception of certain global depositary receipts, the Russian securities that continue to be held in the fund’s portfolio cannot be sold or transferred and are valued effectively at zero. Prior to reducing the value of Russian securities to zero, the fund had approximately 67% of its assets invested in Russian securities. In addition, Russian companies may be unable to pay dividends and, if they pay dividends, the fund may be unable to receive them. Market events could rapidly evolve and there may be additional impacts to the fund’s Russian investments.

Industry concentration Because the fund may invest significantly in any industry that accounts for more than 20% of the emerging European market, the fund is more susceptible to adverse developments affecting such industries and may perform poorly during a downturn in one of the industries that are heavily represented in emerging Europe. For example, the fund may invest significantly in banks and other financial services companies. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in emerging markets may be ineffective and underdeveloped relative to more mature markets. In particular for emerging markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Banks and financial companies The fund may have a significant portion of its assets invested in securities of companies in the financial sector. Companies in the financial sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets.

Frontier markets Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity. Investor protections in frontier market countries may be limited and settlement procedures and custody services may prove inadequate in certain markets.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

T. ROWE PRICE	6

Investing in Poland Investments in Polish issuers are subject to legal, regulatory, political, currency, and economic risks specific to Poland. Among other things, Poland’s economy is still relatively undeveloped and is heavily dependent on relationships with certain key trading partners, including Germany and other European Union countries. As a result, Poland’s continued growth is dependent on the growth of these economies.

Investing in Greece Investments in Greek issuers are subject to legal, regulatory, political, currency, and economic risks specific to Greece. Among other things, Greece’s economy is highly dependent on tourism and has been prone to prolonged recessions and high public debt.

Investing in Turkey Investments in Turkish issuers are subject to legal, regulatory, political, currency, and economic risks specific to Turkey. The Turkish economy is prone to, among other things, risks of sharp currency devaluations, legal and regulatory changes, natural disasters, social unrest, terrorism, and geopolitical tensions.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline

SUMMARY	7

because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

EMERGING EUROPE FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/22	29.48%	Worst Quarter	3/31/22	-83.21%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more

T. ROWE PRICE	8

comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2022

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						08/31/2000
Returns before taxes	-83.68%	-28.11%	-16.35%	—%
Returns after taxes on distributions	-83.72	-28.34	-16.54	—
Returns after taxes on distributions and sale
of fund shares	-49.42	-16.51	-8.82	—
I Class						03/06/2017
Returns before taxes	-83.66	-27.91	—	-22.06
Z Class						02/22/2021
Returns before taxes	-83.43	—	—	-59.60

MSCI Emerging Markets Europe Index Net (reflects no deduction for fees or expenses)
				-14.60	[a]
	-71.19	-19.67	-11.69	-45.75	[b]
Lipper Emerging Markets Funds Average
				2.14	[c]
	-23.02	-2.05	0.93	-16.02	[d]

a Return since 3/6/17.

b Return since 2/22/21.

c Return since 2/28/17.

d Return since 2/28/21.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

SUMMARY	9

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ulle Adamson	Chair of Investment Advisory Committee	2015	2002

Purchase and Sale of Fund Shares

The fund is currently closed to all purchases from new and existing shareholders. Existing shareholders may continue to redeem shares of the fund.

For investors holding shares of the fund directly with T. Rowe Price, you may redeem or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must redeem and exchange shares of the fund through your intermediary or retirement plan.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2022, T. Rowe Price and its affiliates (Firm) had approximately $1.27 trillion in assets under management and provided investment management services for more than 6.0 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Ulle Adamson, chair, Juan Almiron, Malik Sarmad Asif, Iona Dent, Maria Elena Drew, Johannes Loefstrand, Eric C. Moffett, and Ernest C. Yeung. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Ms. Adamson has been chair of the committee since 2015. She joined the Firm in 2002, and her investment experience dates from that time. She has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

MORE ABOUT THE FUND	11

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. For the fiscal year ended October 31, 2022, the group fee rate fluctuated between 0.28% and 0.29%. The fund’s individual fund fee rate, also applied to the fund’s average daily net assets, is 0.75%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual shareholder report for the period ended April 30.

CLOSED TO NEW PURCHASES

The fund is currently closed to all purchases from new and existing shareholders. Even investors who already hold shares of the fund either directly with T. Rowe Price or through a retirement plan or financial intermediary may no longer purchase additional shares. Shareholders with existing accounts may reinvest dividends and capital gains so long as they own shares of the fund in their account. In addition, the fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interests, to permit certain types of purchases. The fund’s closure to additional purchases does not restrict existing shareholders from redeeming shares of the fund.

T. ROWE PRICE	12

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. The fund considers frontier markets to be a subset of emerging markets, and any investments in frontier markets will be counted toward the fund’s 80% investment policy. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets of Europe. The fund has typically invested significantly in Russia; however, the countries in which the fund expects to normally invest going forward include, but are not limited to, the following:

• Primary Emphasis: Czech Republic, Greece, Hungary, Poland, Romania, and Turkey.

• Others: Bulgaria, Croatia, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Slovakia, Slovenia, and Ukraine.

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently the MSCI Emerging Markets Europe Index).

While the adviser invests with an awareness of the adviser’s outlook for certain industries, sectors, and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. The fund may invest significantly in banks and other

MORE ABOUT THE FUND	13

financial services companies. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The adviser does not emphasize either a growth or value bias in selecting investments for the fund, and generally seeks stocks that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process for certain investments. While ESG matters vary widely, we generally consider ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, we focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio. We may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the fund.

The fund may sell securities for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

T. ROWE PRICE	14

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in bad or uncertain market conditions, include the following:

Investing in Emerging Europe The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced increased volatility and adverse trends due to concerns about economic downturns, rising government debt levels, inflation, energy crisis, and public health pandemics, which can adversely affect the exchange rate of the euro and significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks, and others, including austerity

MORE ABOUT THE FUND	15

measures and reforms, may not produce the desired results, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Economic and political structures in many emerging European countries are in the early stages of economic development and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, the small size and inexperience of the securities markets in emerging European countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In the past, certain emerging European countries have failed to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries, which, as a result, may make it difficult to assess the value or prospects of an investment in such companies.

In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The occurrence of terrorist incidents and military conflicts throughout Europe could also impact financial markets. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of Russia’s military action in Ukraine, resulting sanctions, and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions

T. ROWE PRICE	16

that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Investing in Russia The Russian economy has historically been susceptible to unfavorable political developments, government intervention and corruption, social instability, a heavy reliance on its natural resources, such as oil, gas, and metals, and geopolitical tensions, including sanctions instituted by the U.S. and other countries. Investing in Russia has also involved risks relating to settlement and ownership rights associated with holding Russian securities, including the risk that a fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody. In addition, Russian investments are subject to the risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers.

In response to Russia’s invasion of Ukraine in February 2022, the U.S. and certain other countries implemented sanctions against Russia that target specific Russian individuals and issuers and sectors of the Russian economy. The Russian central bank then suspended the sales of Russian securities by non-residents of Russia on its local stock exchange, and U.S. and other exchanges halted trading in certain depositary receipts of Russian companies. These sanctions and retaliatory action by Russia have caused the fund to freeze its existing investments in Russian companies, which prohibit the fund from selling or transferring these investments. Additional sanctions, capital controls, or military conflict could have further adverse consequences for specific Russian issuers or the overall Russian economy and value of the ruble.

Consequently, the Russian equity market has become largely uninvestable for foreign investors, such as the fund, and it is uncertain when these restrictions on trading or transferring Russian securities will be reduced or eliminated. Prior to the Russian invasion of Ukraine, the fund had

MORE ABOUT THE FUND	17

approximately 67% of its assets invested in Russian securities. With the exception of certain global depositary receipts, the Russian securities that continue to be held in the fund’s portfolio have been valued effectively at zero since March 2022.

Industry concentration To the extent the fund has significant investments in banks and other financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financial sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

The oversight of, and regulations applicable to, banks in emerging markets may be ineffective when compared with the regulatory frameworks for banks in developed markets. Banks in emerging markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Banks and financial companies To the extent the fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financial sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. The possibility of a securities exchange closing unexpectedly for a long period of time is much greater in a frontier market. Frontier markets generally have smaller economies or less mature capital markets than

T. ROWE PRICE	18

emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital.

Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Custody services in many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund, there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, less availability of public information about issuers, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund

MORE ABOUT THE FUND	19

may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Investing in Poland Investments in Polish issuers involve risks that are specific to Poland, including legal, regulatory, political, currency, and economic risks. Poland’s economy, among other things, is dependent upon the export of raw materials and consumer goods, as well as trading relationships with certain key trading partners, including Germany and other EU countries. Poland’s economy remains relatively undeveloped and can be particularly sensitive to political and economic developments. Poland can be vulnerable to environmental events, such as pollution and oil spills, and natural disasters, such as drought and flooding, that may have an adverse impact on the Polish economy.

Investing in Greece Investments in Greek issuers involve risks that are specific to Greece, including legal, regulatory, political, and economic risks. Greece’s economy tends to be poorly diversified by industry and is highly dependent upon tourism. Greece is also vulnerable to, among other things, prolonged recessions, political reform, high public debt, and security concerns with neighboring countries.

Investing in Turkey Investments in Turkish issuers involve risks that are specific to Turkey, including legal, regulatory, political, currency, and economic risks. Turkey’s economy is, among other things, dependent on relationships with certain key trading partners and susceptible to sharp currency devaluations, earthquakes and other natural disasters, social unrest and political instability, including influence by the military or political intervention in the economy. Turkey has historically experienced acts of terrorism, as well as strained relations and conflict related to border disputes with certain neighboring countries, which can adversely impact the Turkish economy.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including

T. ROWE PRICE	20

sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

MORE ABOUT THE FUND	21

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

Investments in Other Investment Companies

The fund may invest in other investment companies, including mutual funds, exchange-traded funds, and closed-end funds, subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

T. ROWE PRICE	22

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

The fund may assume a temporary defensive position to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in meeting redemptions, pay expenses, or manage cash flows. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may invest without limit in cash or other liquid instruments.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

MORE ABOUT THE FUND	23

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its portfolio securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility

T. ROWE PRICE	24

of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUND	25

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
NET ASSET VALUE
Beginning of period	$19.13	$11.23	$15.76	$13.77	$15.26

Investment activities
Net investment income(1)(2)	0.10	0.25	0.43	0.47	0.38
Net realized and unrealized gain/loss	(16.63)	8.08	(4.42)	1.94	(1.65)
Total from investment activities	(16.53)	8.33	(3.99)	2.41	(1.27)

Distributions
Net investment income	(0.26)	(0.43)	(0.50)	(0.42)	(0.21)
Net realized gain	—	—	(0.04)	—	(0.01)
Total distributions	(0.26)	(0.43)	(0.54)	(0.42)	(0.22)

NET ASSET VALUE
End of period	$2.34	$19.13	$11.23	$15.76	$13.77

Ratios/Supplemental Data
Total return(2)(3)	(87.57)%	75.35%	(26.34)%	18.08%	(8.47)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	2.68%	1.67%	1.66%	1.62%	1.62%
Net expenses after waivers/payments by Price Associates	1.42%	1.41%	1.41%	1.42%	1.42%
Net investment income	1.57%	1.59%	3.19%	3.22%	2.52%

Portfolio turnover rate	65.8%	46.0%	31.9%	37.5%	41.7%
Net assets, end of period (in thousands)	$23,681	$162,619	$98,750	$149,960	$144,426

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE	26

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
NET ASSET VALUE
Beginning of period	$19.29	$11.29	$15.80	$13.81	$15.28

Investment activities
Net investment income(1)(2)	0.08	0.32	0.49	0.53	0.47
Net realized and unrealized gain/loss	(16.67)	8.12	(4.45)	1.93	(1.69)
Total from investment activities	(16.59)	8.44	(3.96)	2.46	(1.22)

Distributions
Net investment income	(0.35)	(0.44)	(0.51)	(0.47)	(0.24)
Net realized gain	—	—	(0.04)	—	(0.01)
Total distributions	(0.35)	(0.44)	(0.55)	(0.47)	(0.25)

NET ASSET VALUE
End of period	$2.35	$19.29	$11.29	$15.80	$13.81

Ratios/Supplemental Data
Total return(2)(3)	(87.56)%	75.96%	(26.10)%	18.47%	(8.15)%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	2.59%	1.37%	1.33%	1.31%	1.30%
Net expenses after waivers/payments by Price Associates	1.11%	1.08%	1.09%	1.09%	1.09%
Net investment income	2.17%	1.97%	3.57%	3.63%	3.08%

Portfolio turnover rate	65.8%	46.0%	31.9%	37.5%	41.7%
Net assets, end of period (in thousands)	$3,146	$6,347	$3,284	$5,750	$5,987

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

MORE ABOUT THE FUND	27

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Z Class
	Year Ended 10/31/22	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$19.31	$15.10

Investment activities
Net investment income(2)(3)	0.20	0.52
Net realized and unrealized gain/loss	(16.67)	3.69
Total from investment activities	(16.47)	4.21

Distributions
Net investment income	(0.48)	—

NET ASSET VALUE
End of period	$2.36	$19.31

Ratios/Supplemental Data
Total return(3)(4)	(87.42)%	27.88%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.81%	1.41	%(5)
Net expenses after waivers/payments by Price Associates	0.00%	0.00	%(5)
Net investment income	2.87%	4.42	%(5)

Portfolio turnover rate	65.8%	46.0%
Net assets, end of period (in thousands)	$1,735	$14,642

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)

Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5)	Annualized

T. ROWE PRICE	28

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP)) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ SAI. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is available to individual investors, institutions, and a wide variety of other types of investors. The

T. ROWE PRICE	30

Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	31

which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments

T. ROWE PRICE	32

are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets and, for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing,

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	33

and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held

T. ROWE PRICE	34

through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	35

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The

T. ROWE PRICE	36

share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price by taking into account various factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com/money-market/en/money-market-fund-information.html. These market-based net asset values are for informational purposes only and are not used to price transactions.

T. Rowe Price uses various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. T. Rowe Price cannot predict how often it will use closing prices or how often it will adjust those prices. T. Rowe Price routinely evaluates its fair value processes.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If T. Rowe Price determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	37

all of the fund’s securities, T. Rowe Price will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, T. Rowe Price reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

T. Rowe Price may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, T. Rowe Price may make a price adjustment depending on the nature and significance of the event. T. Rowe Price also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you

T. ROWE PRICE	38

are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	39

day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

T. ROWE PRICE	40

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity or suspected financial exploitation or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily restrict transactions in your account and place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House network if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	41

you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000 minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is

T. ROWE PRICE	42

received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to 12 p.m. (noon) ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to 12 p.m. (noon) ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	43

delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

T. ROWE PRICE	44

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	45

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit purchase orders for shares through various other methods as well, if approved by Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. The fund may permit financial intermediaries to submit redemption orders for shares through various other methods as well, if approved by Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to 12 p.m. (noon) ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

T. ROWE PRICE	46

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $1 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	47

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $1 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending

T. ROWE PRICE	48

the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate”) for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	49

shareholder has redeemed or exchanged out of that same fund account (30-Day Purchase Block). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ Excessive and Short-Term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the Excessive and Short-Term Trading Policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger, or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial

T. ROWE PRICE	50

intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described, it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	51

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRAs escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure Statement and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may be required to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the

T. ROWE PRICE	52

dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1 of this prospectus.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports
Phone
Shareholder Services: 1-800-225-5132	To make a transaction or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	53

Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

T. ROWE PRICE	54

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, share of the distribution that are declared less frequently than daily may become relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding,

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	55

which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by 12 p.m. (noon) ET begin to earn any dividends on that day. Shares purchased via a wire received after 12 p.m. (noon) ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends, if any, are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced–I Class, and Spectrum Income	• Shares normally begin to earn any dividends on the business day after payment is received by T. Rowe Price. • Dividends, if any, are declared daily and paid on the first business day of each month.
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.
Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions on short notice to minimize any fund level tax liabilities.

For funds that declare dividends daily, shares earn any dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to

T. ROWE PRICE	56

12 p.m. (noon) ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law. Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the

T. ROWE PRICE	58

fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. The holding period requirement does not apply to money market funds or funds that declare interest dividends on a daily basis in an amount equal to at least 90% of the fund’s excess Section 163(j) interest income and distribute such dividends on a monthly basis.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as First In First Out (FIFO), for example.

For mutual fund shares acquired on or after January 1, 2012, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary on or after January 1, 2012, you should check with your financial intermediary

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

T. ROWE PRICE	60

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

Taxes on Fund Distributions
Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury inflation protected securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds

• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains, which could have a significant tax impact to taxable account holders.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE	62

Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening or abusive conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F131-040 3/23/23